Exhibit 99.1

COMPUTATIONAL MATERIALS FOR TERWIN MORTGAGE TRUST ASSET-BACKED CERTIFICATES, SERIES 2005-10HE

ABS New Transaction

Computational Materials

$[263,580,000] (approximate)

Offered Certificates

Terwin Mortgage Trust

Asset-Backed Certificates, Series TMTS 2005-10HE

Specialized Loan Servicing, LLC

Servicer

JPMorgan Chase Bank, National Association

Servicing Administrator, Backup Servicer and Securities Administrator

U.S. Bank National Association

Trustee

May [5], 2005

COMPUTATIONAL MATERIALS FOR TERWIN MORTGAGE TRUST ASSET-BACKED CERTIFICATES, SERIES 2005-10HE

The attached tables and other statistical analyses (the “Computational Materials”) are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material, except to the extent provided in the following paragraph.

The information contained herein with respect to the subordination levels and class sizes of the Certificates is subject to change at any time prior to the Closing Date, which is expected to be on or about July [28], 2005. The Prospectus will describe the material characteristics of the Certificates, including class sizes and subordination levels. All such information included herein is preliminary only, subject to revision, and expressly qualified in its entirety by the information appearing in the Prospectus. The class sizes and subordination levels shown herein reflect preliminary rating agency feedback based on currently-available information. They are subject to change to account for changes in interest rates and other factors which may occur prior to the Closing Date. It is not anticipated that the other transaction characteristics disclosed in the Prospectus will differ materially from those shown herein. Please refer to the Prospectus for a description of the Certificates and the Mortgage Loans as ultimately constituted.

Notwithstanding anything else to the contrary in these Computational Materials, each addressee hereof (and each employee, representative or other agent of each addressee) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the securities described herein and all materials of any kind (including opinions or other tax analyses) that are provided to each addressee relating to such tax treatment and tax structure.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

TMTS 2005-10HE

Payment Date	Available Funds Cap (%) (1)(2)	Available Funds Cap (%) (1)(3)
8/25/05	7.332	7.332
9/25/05	6.625	9.980
10/25/05	6.846	9.959
11/25/05	6.643	9.930
12/25/05	6.868	9.904
1/25/06	6.648	9.863
2/25/06	6.650	9.824
3/25/06	7.364	9.824
4/25/06	6.654	9.731
5/25/06	6.880	9.704
6/25/06	6.660	9.637
7/25/06	6.885	9.616
8/25/06	6.665	9.543
9/25/06	6.667	9.498
10/25/06	6.891	9.487
11/25/06	6.671	9.411
12/25/06	6.896	9.409
1/25/07	6.676	9.325
2/25/07	6.678	9.282
3/25/07	7.398	9.383
4/25/07	7.561	9.400
5/25/07	8.008	9.547
6/25/07	7.760	9.439
7/25/07	8.020	9.487
8/25/07	7.763	9.374
9/25/07	7.765	9.349
10/25/07	8.193	9.596
11/25/07	7.931	9.545
12/25/07	8.198	9.642
1/25/08	7.935	9.516
2/25/08	7.938	9.501
3/25/08	8.488	9.736
4/25/08	8.117	9.762
5/25/08	8.392	10.124
6/25/08	8.132	9.882
7/25/08	8.406	10.141
8/25/08	8.137	9.874
9/25/08	8.140	9.989
10/25/08	8.414	10.701
11/25/08	8.145	10.561
12/25/08	8.421	10.925
1/25/09	8.152	10.574
2/25/09	8.155	10.576
3/25/09	9.033	11.711
4/25/09	8.162	10.921
5/25/09	8.437	11.331
6/25/09	8.168	10.971
7/25/09	8.444	11.339
8/25/09	8.170	10.971
9/25/09	8.169	10.966
10/25/09	8.440	11.416

Payment Date	Available Funds Cap (%) (1)(2)	Available Funds Cap (%) (1)(3)
11/25/09	8.166	11.077
12/25/09	8.437	11.445
1/25/10	8.163	11.071
2/25/10	8.161	11.067
3/25/10	9.034	12.248
4/25/10	8.161	11.104
5/25/10	8.437	11.572
6/25/10	8.170	11.201
7/25/10	8.441	11.570
8/25/10	8.167	11.192
9/25/10	8.166	11.187
10/25/10	8.436	11.555
11/25/10	8.163	11.182
12/25/10	8.434	11.552
1/25/11	8.160	11.175
2/25/11	8.159	11.170
3/25/11	9.031	12.362
4/25/11	8.156	11.169
5/25/11	8.426	11.545
6/25/11	8.153	11.170
7/25/11	8.423	11.537
8/25/11	8.150	11.161
9/25/11	8.148	11.156
10/25/11	8.418	11.523
11/25/11	8.145	11.147
12/25/11	8.415	11.516
1/25/12	8.142	11.139
2/25/12	8.141	11.135
3/25/12	8.701	11.898
4/25/12	8.138	11.126
5/25/12	8.408	11.496
6/25/12	8.135	11.120
7/25/12	8.405	11.486
8/25/12	8.132	11.111
9/25/12	8.131	11.106
10/25/12	8.400	11.472
11/25/12	8.128	11.097
12/25/12	8.397	11.462
1/25/13	8.125	11.088
2/25/13	8.123	11.083
3/25/13	8.992	12.266
4/25/13	8.121	11.074
5/25/13	8.390	11.441
6/25/13	8.118	11.067
7/25/13	8.387	11.432
8/25/13	8.115	11.058
9/25/13	8.113	11.054
10/25/13	8.382	11.418
11/25/13	8.110	11.045
12/25/13	8.379	11.408
1/25/14	8.107	11.036

Payment Date	Available Funds Cap (%) (1)(2)	Available Funds Cap (%) (1)(3)
2/25/14	8.106	11.031
3/25/14	8.972	12.208
4/25/14	8.103	11.022
5/25/14	8.371	11.385
6/25/14	8.100	11.013
7/25/14	8.368	11.376
8/25/14	8.097	11.004
9/25/14	8.095	11.000
10/25/14	8.364	11.362
11/25/14	8.092	10.991
12/25/14	8.361	11.353
1/25/15	8.089	10.982
2/25/15	8.088	10.978
3/25/15	8.953	12.149
4/25/15	8.085	10.969
5/25/15	8.353	11.330
6/25/15	8.082	10.960
7/25/15	8.350	11.321
8/25/15	8.080	10.951
9/25/15	8.079	10.947
10/25/15	8.347	11.307
11/25/15	8.076	10.938
12/25/15	8.344	11.298
1/25/16	8.074	10.929
2/25/16	8.073	10.925
3/25/16	8.628	11.674
4/25/16	8.070	10.916
5/25/16	8.338	11.276
6/25/16	8.068	10.908
7/25/16	8.341	11.267
8/25/16	8.076	10.901
9/25/16	8.080	10.904
10/25/16	8.354	11.270
11/25/16	8.089	10.909
12/25/16	8.363	11.276
1/25/17	8.098	10.915
2/25/17	8.103	10.918
3/25/17	8.976	12.092
4/25/17	8.112	10.925
5/25/17	8.388	11.293
6/25/17	8.122	10.933
7/25/17	8.398	11.301
8/25/17	8.133	10.941
9/25/17	8.138	10.945
10/25/17	8.416	11.315
11/25/17	8.150	10.954
12/25/17	8.428	11.324
1/25/18	***	10.964
2/25/18	***	10.969
3/25/18	***	***

1.	Calculated as (a) the Available Funds Cap plus (b) the result of the proceeds from the Cap Contract divided by the aggregate certificate principal balance of the classes of Certificates for such Distribution Date multiplied by 12.

2.	Assumes no losses, 10% optional termination, 60% Fix PPC on fixed rate collateral and 50% Arm PPC on the adjustable rate collateral, and 1 month LIBOR, 6 month LIBOR and 1 year CMT are 3.385%, 3.620% and 3.690%, respectively.

3.	Assumes no losses, 10% optional termination, 60% Fix PPC on fixed rate collateral and 50% Arm PPC on the adjustable rate collateral, and 1 month LIBOR, 6 month LIBOR and 1 year CMT are 3.385%, 3.620% and 3.690%, respectively, for the first Distribution Date and all increase to 20.000% for each Distribution Date thereafter. The values indicated include proceeds from the related 1ML Cap, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.